                                                                      EXHIBIT 99

                           $483,750,000 (Approximate)

              BankAmerica Manufactured Housing Contract Trust III
          Senior/Subordinate Pass-Through Certificates, Series 1997-2

             Bank of America National Trust and Savings Association
                                     Seller

    Bank of America, FSB, through its division, BankAmerica Housing Services
                              Seller and Servicer


                      $29,500,000 (Approximate) [  ]% A-1
                      $49,000,000 (Approximate) [  ]% A-2
                      $45,000,000 (Approximate) [  ]% A-3
                      $50,000,000 (Approximate) [  ]% A-4
                      $33,000,000 (Approximate) [  ]% A-5
                      $32,000,000 (Approximate) [  ]% A-6
                      $51,000,000 (Approximate) [  ]% A-7
                      $52,000,000 (Approximate) [  ]% A-8
                      $68,500,000 (Approximate) [  ]% A-9
                      $41,250,000 (Approximate) [  ]% M
                      $32,500,000 (Approximate) [  ]% B-1

INVESTORS MUST READ THIS PAGE BEFORE PROCEEDING TO THE TEXT. This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials

                             Transaction Highlights
                             ----------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Modified
                                       Average Life to     Duration to           Payment
                         Expected       10% Auction/       10% Auction/         Windows to
       Approximate       Ratings        Maturity/(1)/      Maturity/(1)/       10% Auction/(1)/      Scheduled Final
Class  Class Size    (Moody's/Fitch)      (years)            (years)             (months)               Maturity     Day Count
====================================================================================================================================

A-1    $ 29,500,000   P-1/F-1           0.3 / 0.3           0.3 / 0.3     12/97 - 7/98 -- 8 months   12/10/98        Act/360
A-2      49,000,000   Aaa/AAA           1.1 / 1.1           1.1 / 1.1     7/98 - 7/99 -- 13 months   12/10/04         30/360
A-3      45,000,000   Aaa/AAA           2.1 / 2.1           1.9 / 1.9     7/99 - 5/00 -- 11 months   11/10/07         30/360
A-4      50,000,000   Aaa/AAA           3.0 / 3.0           2.7 / 2.7     5/00 - 7/01 -- 15 months   10/10/10         30/360
A-5      33,000,000   Aaa/AAA           4.0 / 4.0           3.5 / 3.5     7/01 - 6/02 -- 12 months   12/10/12         30/360
A-6      32,000,000   Aaa/AAA           5.2 / 5.2           4.3 / 4.3     6/02 - 9/03 -- 16 months    4/10/15         30/360
A-7      51,000,000   Aaa/AAA           7.0 / 7.0           5.4 / 5.4     9/03 - 2/06 -- 30 months   10/10/18         30/360
A-8      52,000,000   Aaa/AAA         10.0 / 10.0           7.0 / 7.0    2/06 - 11/09 -- 46 months   12/10/22         30/360
A-9      68,500,000   Aaa/AAA         15.0 / 16.5           8.9 / 9.3    11/09 - 1/14 -- 51 months    4/10/28         30/360
A-IO       Notional   Aaa/AAA           6.8 / 7.2           3.7 / 3.9   12/97 - 1/14 -- 194 months    4/10/28         30/360
M        41,250,000   Aa3/AA-          9.7 / 10.2           6.6 / 6.7   12/01 - 1/14 -- 146 months    4/10/28         30/360
B-1      32,500,000   Baa2/BBB          7.2 / 7.2           5.4 / 5.4    12/01 - 7/09 -- 92 months    2/10/22         30/360
------------------------------------------------------------------------------------------------------------------------------------

Total   483,750,000      --                  --                  --                 --                   --             --
------------------------------------------------------------------------------------------------------------------------------------

(1) See "Pricing Prepayment Speed" below.

Seller and Servicer:       Bank of America, FSB, acting through its division
                           BankAmerica Housing Services.

Trustee:                   The First National Bank of Chicago.

Expected Pricing Date:     November [  ], 1997.

Expected Settlement Date:  November 20, 1997, with 10 days of accrued interest from November 10, 1997.

Pricing Prepayment Speed:  170% MHP (equates to 10.2% CPR after 24-month ramp-up period).

Pricing:                   Priced to 10% Termination Auction date.

Distribution Dates:        The 10th of each month, beginning December 10, 1997.

Termination Auction:       Fourth Distribution Date after Distribution Date when
                           outstanding pool balance is less than 10% of the original pool balance.

Credit Enhancement:        Aaa/AAA Classes: Class A-1/A-2/A-3/A-4/A-5/A-6/A-7/A-
                           8/A-9: 18.0% subordination
                           Aa3/AA- Class M-1: 9.75% subordination
                           Baa2/BBB Class B-1: 3.25% subordination
                           All classes will also have the benefit of excess spread and a reserve account, expected to fund through excess spread to 0.50% of the original pool balance approximately 10 years from the closing date.

Erisa Eligibility:         The AAA-rated certificates (Classes A-1 through A-9)
                           are ERISA eligible.

SMMEA Eligibility:         The AAA-rated certificates (Classes A-1 through A-9)
                           and AA-rated certificate (Class M) are SMMEA eligible.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

Trust Tax Status:          REMIC Trust.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                   BankAmerica 1997-2 Collateral Description
                   -----------------------------------------

The collateral pool will consist of conventional fixed rate manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes (the "Contracts").

Aggregate Cut-off Date Pool Principal Balance:          $499,999,893.90

Number of Contracts:                                    16,024

Cut-off Date:                                           October 31, 1997

Average Outstanding Balance
(As of Cut-off Date):                                   $31,203.19

Weighted Average LTV Ratio                              89.26% (Range: 22% to 95%)
(As of Cut-off Date):

New/Used Breakdown
(As of Cut-off Date):                                   79.6%/20.4%

% Land-Home Contracts
(As of Cut-off Date):                                   9.56%

Weighted Average Coupon
(As of Cut-off Date):                                   10.54% (Range: 7.00% to 14.50%)

Weighted Average Original Maturity
(As of Cut-off Date):                                   286 months (Range: 24 months to 360 months)

Weighted Average Remaining Maturity
(As of Cut-off Date):                                   282 months (Range: 12 months to 360 months)

Weighted Average Seasoning
(As of Cut-off Date):                                   4 months

Geographic Distribution
(By outstanding principal balance as of Cut-off         GA (9.95%), AL (8.91%), TX (8.50%), NC (7.01%), with each of the
Date):                                                  remaining states under 5.0%

Origination Dates
(As of Cut-off Date):                                   Each contract was originated between January 1, 1997 and
                                                        September 30, 1997


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                               Collateral Tables
                               -----------------

                                                      % by
                         Number of      Current      Current    Average        Total      Weighted   Weighted             Weighted
                         Mortgage      Principal    Principal   Current       Monthly     Average    Average              Average
Current Balance            Loans        Balance      Balance    Balance       Payment     Rem Term   Orig Term    WAC       LTV
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 5,000.99              29        126,565.44    0.03       4,364.33       4,583.15       36.0        57.0   12.397     69.86
5,001.00 - 7,500.99         165      1,095,360.19    0.22       6,638.55      26,978.27       56.7        62.3   12.590     79.43
7,501.00 - 10,000.99        488      4,313,843.06    0.86       8,839.84      81,310.70       83.6        88.1   12.564     82.67
10,001.00 - 12,500.99       655      7,416,660.56    1.48      11,323.15     113,890.13      119.7       124.7   12.536     85.17
12,501.00 - 15,000.99       883     12,167,371.93    2.43      13,779.58     169,277.52      145.6       150.4   12.339     86.19
15,001.00 - 17,500.99       860     13,984,361.53    2.80      16,260.89     180,571.43      161.6       165.9   12.115     87.56
17,501.00 - 20,000.99       925     17,370,175.39    3.47      18,778.57     216,609.82      169.3       173.7   11.859     87.92
20,001.00 - 22,500.99     1,054     22,436,400.44    4.49      21,286.91     260,434.47      204.2       208.8   11.619     88.81
22,501.00 - 25,000.99     1,204     28,621,482.61    5.72      23,772.00     318,016.65      218.2       223.0   11.364     89.18
25,001.00 - 27,500.99     1,270     33,365,257.07    6.67      26,271.86     356,275.48      254.6       259.1   11.227     89.52
27,501.00 - 30,000.99     1,165     33,508,491.97    6.70      28,762.65     347,680.10      270.7       275.3   11.116     89.70
30,001.00 - 32,500.99     1,054     32,921,154.22    6.58      31,234.49     331,113.18      289.0       293.8   10.856     89.47
32,501.00 - 35,000.99       954     32,155,189.62    6.43      33,705.65     316,295.03      300.9       305.6   10.787     90.04
35,001.00 - 40,000.99     1,499     55,964,772.67   11.19      37,334.74     535,313.63      309.6       314.3   10.478     89.57
40,001.00 - 45,000.99     1,061     44,962,107.28    8.99      42,377.10     416,093.32      317.4       321.9   10.112     89.22
45,001.00 - 50,000.99       896     42,504,487.92    8.50      47,438.04     384,159.93      323.4       328.0    9.916     89.38
50,001.00 - 55,000.99       598     31,371,160.17    6.27      52,460.13     277,704.40      329.2       333.5    9.763     89.98
55,001.00 - 60,000.99       440     25,214,995.13    5.04      57,306.81     219,069.53      332.2       337.2    9.569     89.49
60,001.00 - 65,000.99       255     15,893,444.56    3.18      62,327.23     135,303.58      342.0       346.6    9.459     90.55
65,001.00 - 70,000.99       179     12,064,121.61    2.41      67,397.33      98,502.48      344.5       348.6    8.975     89.30
70,001.00 - 75,000.99       110      7,944,772.76    1.59      72,225.21      64,637.80      348.2       353.4    8.989     89.81
75,001.00 - 80,000.99        91      7,049,483.47    1.41      77,466.85      55,738.99      348.9       353.1    8.670     90.40
80,001.00 - 85,000.99        54      4,446,993.23    0.89      82,351.73      33,793.59      349.6       354.4    8.236     90.27
85,001.00 - 90,000.99        42      3,687,026.97    0.74      87,786.36      27,919.36      349.3       354.2    8.195     90.95
90,001.00 - 95,000.99        35      3,243,818.26    0.65      92,680.52      23,835.34      353.8       358.3    7.953     91.95
95,001.00 - 100,000.99       20      1,947,185.78    0.39      97,359.29      14,339.67      354.1       360.0    7.974     90.04
100,001.00 greater than
  or equal to                38      4,223,210.06    0.84     111,137.11      31,095.72      354.6       358.5    7.974     91.13
---------------------------------------------------------------------------------------------------------------------------------
Total:                   16,024    499,999,893.90  100.00      31,203.19   5,040,543.27      281.8       286.4   10.537     89.26


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                           Collateral Tables (cont.)
                           -------------------------

                                                      % by
                        Number of      Current      Current    Average       Total      Weighted    Weighted            Weighted
                        Mortgage      Principal    Principal   Current      Monthly     Average     Average             Average
Original Balance          Loans        Balance      Balance    Balance      Payment     Rem Term    Orig Term    WAC      LTV
--------------------------------------------------------------------------------------------------------------------------------

0.01 - 5,000.99              9         39,203.85       0.01     4,355.98      1,374.78       39.1        42.1   12.645     68.83
5,001.00 - 7,500.99        134        831,194.95       0.17     6,202.95     20,980.62       55.0        58.7   12.621     78.04
7,501.00 - 10,000.99       464      3,955,841.38       0.79     8,525.52     76,562.52       80.7        84.8   12.602     82.95
10,001.00 - 12,500.99      659      7,288,724.85       1.46    11,060.28    113,934.99      116.8       120.9   12.550     84.52
12,501.00 - 15,000.99      868     11,799,269.04       2.36    13,593.63    164,067.08      145.3       149.4   12.376     86.47
15,001.00 - 17,500.99      870     13,933,365.77       2.79    16,015.36    181,878.47      159.8       164.2   12.136     87.44
17,501.00 - 20,000.99      907     16,840,136.05       3.37    18,566.85    210,429.30      167.8       171.9   11.895     87.92
20,001.00 - 22,500.99    1,076     22,694,369.69       4.54    21,091.42    264,654.14      203.0       207.3   11.623     88.61
22,501.00 - 25,000.99    1,183     27,922,469.95       5.58    23,603.10    310,895.25      217.3       221.7   11.385     89.22
25,001.00 - 27,500.99    1,288     33,600,303.76       6.72    26,087.19    358,582.09      254.0       258.7   11.243     89.54
27,501.00 - 30,000.99    1,166     33,361,120.42       6.67    28,611.60    346,794.69      270.6       275.4   11.125     89.80
30,001.00 - 32,500.99    1,064     33,072,792.32       6.61    31,083.45    332,769.43      288.5       293.3   10.863     89.41
32,501.00 - 35,000.99      976     32,770,461.79       6.55    33,576.29    323,911.22      298.4       303.2   10.769     89.95
35,001.00 - 40,000.99    1,495     55,621,248.66      11.12    37,204.85    532,139.69      309.4       313.9   10.491     89.58
40,001.00 - 45,000.99    1,079     45,514,439.05       9.10    42,182.06    421,678.65      317.3       322.1   10.111     89.17
45,001.00 - 50,000.99      906     42,788,027.20       8.56    47,227.40    388,538.27      323.0       327.8    9.934     89.42
50,001.00 - 55,000.99      604     31,593,721.51       6.32    52,307.49    281,242.99      327.1       331.6    9.776     89.93
55,001.00 - 60,000.99      441     25,217,453.40       5.04    57,182.43    218,837.84      332.6       337.3    9.559     89.53
60,001.00 - 65,000.99      261     16,228,608.72       3.25    62,178.58    138,793.50      340.1       345.0    9.480     90.48
65,001.00 - 70,000.99      177     11,895,570.13       2.38    67,206.61     97,187.71      344.5       348.8    8.979     89.17
70,001.00 - 75,000.99      115      8,285,346.75       1.66    72,046.49     67,268.21      348.6       353.7    8.981     90.06
75,001.00 - 80,000.99       89      6,878,921.13       1.38    77,291.25     54,368.76      348.9       353.1    8.663     90.55
80,001.00 - 85,000.99       56      4,596,510.90       0.92    82,080.55     35,315.08      346.7       351.5    8.309     89.81
85,001.00 - 90,000.99       39      3,407,270.75       0.68    87,365.92     25,834.07      348.8       353.8    8.201     90.77
90,001.00 - 95,000.99       39      3,598,197.87       0.72    92,261.48     26,418.38      353.9       358.4    7.946     92.02
95,001.00 - 100,000.99      20      1,942,200.16       0.39    97,110.01     14,156.86      355.1       360.0    7.873     90.08
100,001.00 greater
  than or equal to          39      4,323,123.85       0.86   110,849.33     31,928.68      354.2       358.5    8.003     91.09
--------------------------------------------------------------------------------------------------------------------------------
Total:                  16,024    499,999,893.90     100.00    31,203.19  5,040,543.27      281.8       286.4   10.537     89.26


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                           Collateral Tables (cont.)
                           -------------------------

                                               % by
                Number of      Current       Current    Average       Total       Weighted    Weighted          Weighted
                Mortgage      Principal     Principal   Current      Monthly      Average      Average           Average
Current Coupon    Loans        Balance       Balance    Balance      Payment      Rem Term    Orig Term   WAC      LTV
------------------------------------------------------------------------------------------------------------------------
7.00 - 7.24         89      7,087,060.20       1.42   79,629.89      47,660.13      350.8       355.6    7.000    87.99
7.25 - 7.49        122      9,646,154.76       1.93   79,066.84      66,311.26      352.6       357.0    7.250    90.32
7.50 - 7.74         20      1,163,529.37       0.23   58,176.47       8,352.94      337.0       341.0    7.500    89.54
7.75 - 7.99        130      6,072,073.43       1.21   46,708.26      46,292.46      322.2       326.8    7.754    78.90
8.00 - 8.24        175      8,551,339.49       1.71   48,864.80      65,708.80      326.8       330.7    8.001    82.14
8.25 - 8.49        501     26,029,290.44       5.21   51,954.67     200,223.60      338.9       342.5    8.251    89.68
8.50 - 8.74        489     22,290,911.12       4.46   45,584.69     177,773.14      328.8       333.3    8.500    88.88
8.75 - 8.99        263      9,756,318.00       1.95   37,096.27      81,508.20      306.6       310.7    8.750    87.93
9.00 - 9.24        366     13,634,188.40       2.73   37,251.88     115,034.89      313.6       318.0    9.000    88.87
9.25 - 9.49        266     13,291,154.13       2.66   49,966.74     111,852.39      336.7       340.8    9.251    91.70
9.50 - 9.74        557     22,558,311.33       4.51   40,499.66     212,614.30      304.9       309.4    9.500    90.77
9.75 - 9.99        491     15,212,368.76       3.04   30,982.42     156,249.16      260.1       264.6    9.750    81.41
10.00 - 10.24      632     21,857,246.21       4.37   34,584.25     209,132.28      286.8       291.7   10.000    84.65
10.25 - 10.49      906     35,856,556.30       7.17   39,576.77     344,317.53      304.4       308.5   10.250    87.88
10.50 - 10.74    1,103     40,356,718.85       8.07   36,588.14     397,051.14      296.4       301.3   10.500    87.39
10.75 - 10.99      930     26,017,340.50       5.20   27,975.63     267,042.55      271.5       276.3   10.750    87.94
11.00 - 11.24    1,227     33,189,354.35       6.64   27,049.19     344,781.25      264.9       269.5   11.000    88.37
11.25 - 11.49      592     21,269,456.18       4.25   35,928.14     219,198.76      291.1       296.4   11.250    90.42
11.50 - 11.74      998     36,825,402.79       7.37   36,899.20     383,459.55      298.1       303.3   11.500    92.45
11.75 - 11.99      765     20,276,108.87       4.06   26,504.72     221,421.99      269.1       274.4   11.750    93.27
12.00 - 12.24    1,561     37,589,153.79       7.52   24,080.18     430,119.32      252.5       257.8   12.000    91.99
12.25 - 12.49      647     13,040,349.28       2.61   20,155.10     160,262.04      218.5       223.1   12.250    89.13
12.50 - 12.74    1,299     25,482,770.81       5.10   19,617.22     323,938.14      199.2       203.2   12.500    91.20
12.75 - 12.99      159      3,710,438.99       0.74   23,336.09      45,286.62      230.2       234.1   12.750    91.71
13.00 - 13.24      209      4,043,387.88       0.81   19,346.35      53,315.31      212.9       217.3   13.000    88.14
13.25 - 13.49      229      3,560,015.30       0.71   15,545.92      51,158.05      163.4       169.2   13.250    91.01
13.50 - 13.74    1,013     16,808,468.17       3.36   16,592.76     232,852.35      175.9       179.9   13.500    93.54
13.75 - 13.99      128      2,336,028.08       0.47   18,250.22      31,023.76      191.3       193.3   13.750    94.33
14.00 - 14.24       21        342,751.81       0.07   16,321.51       4,771.82      178.2       185.5   14.000    93.32
14.25 - 14.49       35        534,456.76       0.11   15,270.19       8,078.62      154.5       162.5   14.250    92.79
14.50 - 14.74      101      1,611,189.55       0.32   15,952.37      23,750.92      167.8       172.2   14.500    93.79
-----------------------------------------------------------------------------------------------------------------------
Total:          16,024    499,999,893.90     100.00   31,203.19   5,040,543.27      281.8       286.4   10.537    89.26


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                           Collateral Tables (cont.)
                           -------------------------

                                                      % by
                          Number of    Current      Current     Average      Total      Weighted   Weighted            Weighted
                          Mortgage    Principal    Principal    Current     Monthly     Average     Average            Average
Geographical Distribution   Loans      Balance      Balance     Balance     Payment     Rem Term   Orig Term    WAC      LTV
-------------------------------------------------------------------------------------------------------------------------------
Georgia                    1,398    49,751,330.56      9.95    35,587.50   466,576.86      305.0       309.1    9.970     90.78
Alabama                    1,271    44,560,711.25      8.91    35,059.57   405,283.14      295.8       299.8    9.381     89.77
Texas                      1,352    42,517,060.11      8.50    31,447.53   446,664.35      281.5       286.2   11.102     90.53
North Carolina             1,135    35,073,029.60      7.01    30,901.35   350,507.02      286.8       290.6   10.461     89.41
Kentucky                     898    24,953,256.37      4.99    27,787.59   253,900.38      265.1       269.2   10.321     89.41
Florida                      659    22,927,809.40      4.59    34,791.82   214,905.71      299.4       304.6    9.869     89.45
Tennessee                    636    18,707,080.32      3.74    29,413.65   193,245.51      263.1       269.3   10.455     89.93
Arizona                      502    17,562,987.28      3.51    34,986.03   175,920.75      302.3       308.0   10.856     88.56
Louisiana                    516    16,375,146.34      3.28    31,734.78   166,317.75      263.4       268.5   10.567     90.38
South Carolina               465    14,889,823.63      2.98    32,021.13   152,173.37      291.4       296.0   10.920     89.48
West Virginia                527    14,552,718.82      2.91    27,614.27   149,031.18      267.3       271.1   10.467     88.52
Arkansas                     440    13,480,282.71      2.70    30,637.01   137,718.13      271.2       277.3   10.498     88.81
Oklahoma                     410    13,310,800.74      2.66    32,465.37   126,952.33      303.6       308.8   10.170     90.24
Pennsylvania                 504    13,107,120.76      2.62    26,006.19   146,876.53      253.3       257.4   11.751     88.46
Missouri                     429    12,102,850.44      2.42    28,211.77   125,378.12      275.5       279.0   10.826     88.44
Mississippi                  428    11,935,814.34      2.39    27,887.42   130,445.89      237.4       243.0   10.906     90.54
New York                     326    10,526,256.83      2.11    32,289.13   105,990.91      285.4       289.0   10.692     87.12
Virginia                     342     9,768,130.67      1.95    28,561.79   102,538.59      261.1       264.9   10.616     89.28
New Mexico                   278     9,407,112.88      1.88    33,838.54    93,383.84      288.3       293.7   10.228     88.89
Indiana                      366     9,207,185.16      1.84    25,156.24   101,137.59      268.3       272.0   11.566     89.08
Colorado                     291     9,015,605.41      1.80    30,981.46    94,792.49      280.1       284.6   11.202     88.02
Ohio                         346     8,869,504.53      1.77    25,634.41    94,857.32      270.2       275.8   11.272     89.60
Michigan                     285     8,215,388.35      1.64    28,825.92    89,446.82      270.4       276.3   11.599     88.96
California                   228     7,596,630.91      1.52    33,318.56    80,363.79      256.3       260.4   10.994     82.54
Nevada                       152     7,403,546.65      1.48    48,707.54    66,279.24      304.7       309.8    9.519     88.88
Illinois                     217     6,289,326.49      1.26    28,983.07    64,725.87      277.6       281.7   10.746     86.99
Wisconsin                    203     4,765,530.82      0.95    23,475.52    55,535.04      258.0       263.8   12.051     88.33
Wyoming                      128     4,208,452.78      0.84    32,878.54    42,299.61      291.9       296.6   10.627     87.93
Kansas                       130     4,170,939.26      0.83    32,084.15    41,331.30      293.6       298.6   10.543     88.25
Washington                   110     3,722,092.19      0.74    33,837.20    38,932.63      281.4       286.8   11.164     88.08
Oregon                       123     3,672,418.48      0.73    29,857.06    39,415.04      257.5       264.3   11.198     86.31
Minnesota                    137     3,363,502.71      0.67    24,551.11    38,807.99      252.3       257.2   11.701     87.00


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                           Collateral Tables (cont.)
                           -------------------------

                                                        % by
                          Number of      Current       Current    Average      Total       Weighted   Weighted           Weighted
Geographical Distribution  Mortgage     Principal     Principal   Current     Monthly      Average     Average           Average
(cont.)                     Loans        Balance       Balance    Balance     Payment      Rem Term   Orig Term    WAC     LTV
---------------------------------------------------------------------------------------------------------------------------------
Iowa                         124       3,087,290.45     0.62    24,897.50     34,518.16      257.0       260.4   11.485     88.22
Nebraska                      85       2,755,649.39     0.55    32,419.40     26,946.37      300.9       305.0   10.443     87.67
Montana                       85       2,750,036.56     0.55    32,353.37     27,160.41      293.1       298.1   10.315     87.60
Maryland                      96       2,681,126.99     0.54    27,928.41     29,625.04      267.7       271.4   11.576     88.57
Idaho                         73       2,171,288.45     0.43    29,743.68     22,312.84      269.8       278.6   10.374     87.67
Maine                         56       2,094,426.92     0.42    37,400.48     19,494.47      310.5       313.3    9.878     88.34
Delaware                      60       2,013,487.60     0.40    33,558.13     20,849.63      275.9       280.0   11.034     89.40
South Dakota                  55       1,493,919.81     0.30    27,162.18     16,133.29      268.3       273.4   11.069     86.63
North Dakota                  51       1,328,927.78     0.27    26,057.41     14,567.82      267.6       271.0   11.342     88.33
New Hampshire                 32       1,082,187.04     0.22    33,818.35     10,655.37      313.3       316.6   10.795     86.01
Vermont                       27       1,001,088.98     0.20    37,077.37      9,204.46      326.2       329.1   10.215     88.20
Utah                          22         798,798.48     0.16    36,309.02      7,687.81      311.9       317.2   10.574     86.25
New Jersey                    26         732,218.66     0.15    28,162.26      9,652.51      182.7       186.1   12.884     82.19
---------------------------------------------------------------------------------------------------------------------------------
Total:                    16,024     499,999,893.90   100.00    31,203.19  5,040,543.27      281.8       286.4   10.537     89.26


                                                        % by
                          Number of      Current       Current    Average      Total       Weighted    Weighted          Weighted
                          Mortgage      Principal     Principal   Current     Monthly      Average     Average           Average
Current LTV                 Loans        Balance       Balance    Balance     Payment      Rem Term   Orig Term    WAC     LTV
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.499               170       2,661,483.74     0.53    15,655.79     35,232.49      161.3       165.7   10.106     41.61
50.500 - 60.499              158       3,246,343.84     0.65    20,546.48     38,251.18      201.0       205.8    9.932     56.21
60.500 - 70.499              282       6,755,798.01     1.35    23,956.73     75,911.60      226.6       231.3   10.075     66.24
70.500 - 80.499            1,544      40,817,189.11     8.16    26,436.00    429,581.12      248.1       252.5   10.203     78.08
80.500 - 85.499            1,273      40,764,939.47     8.15    32,022.73    392,515.60      283.0       287.7    9.900     83.51
85.500 - 90.499            6,090     189,448,697.11    37.89    31,108.16  1,902,558.42      280.4       284.8   10.468     89.48
90.500 - 95.499            6,507     216,305,442.62    43.26    33,241.96  2,166,492.86      293.6       298.4   10.809     94.06
---------------------------------------------------------------------------------------------------------------------------------
Total:                    16,024     499,999,893.90   100.00    31,203.19  5,040,543.27      281.8       286.4   10.537     89.26


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                           Collateral Tables (cont.)
                           -------------------------

                                                      % by
                         Number of      Current      Current    Average       Total       Weighted   Weighted            Weighted
                          Mortgage     Principal    Principal   Current      Monthly      Average     Average             Average
Original Term              Loans        Balance      Balance    Balance      Payment      Rem Term   Orig Term    WAC       LTV
---------------------------------------------------------------------------------------------------------------------------------
0.51 - 30.50                    1        3,432.80      0.00    3,432.80         210.95       18.0        24.0   13.000      85.00
30.51 - 60.50                 314    2,945,910.02      0.59    9,381.88      72,333.86       54.0        57.6   12.027      81.11
60.51 - 90.50                 553    7,049,595.96      1.41   12,747.91     127,494.23       78.9        82.8   11.257      82.37
90.51 - 120.50              1,148   18,031,469.59      3.61   15,706.86     264,589.35      113.6       117.8   11.681      84.45
120.51 - 150.50               365    5,928,625.25      1.19   16,242.81      78,817.16      139.3       143.5   11.906      86.47
150.51 - 180.50             3,045   63,285,291.67     12.66   20,783.35     751,242.04      175.9       180.0   11.600      88.02
180.51 - 210.50                42      974,191.72      0.19   23,195.04      11,782.71      179.1       185.9   11.863      90.66
210.51 - 240.50             3,886  113,380,535.00     22.68   29,176.67   1,190,309.22      235.5       239.8   11.151      89.38
240.51 - 270.50                36    1,144,874.06      0.23   31,802.06      12,314.75      238.1       243.3   11.576      91.28
270.51 - 300.50             1,324   48,343,620.56      9.67   36,513.31     458,566.36      295.1       299.9   10.483      90.21
300.51 - 360.50             5,310  238,912,347.27     47.78   44,992.91   2,072,882.64      354.9       359.7    9.805      90.06
---------------------------------------------------------------------------------------------------------------------------------
Total:                     16,024  499,999,893.90    100.00   31,203.19   5,040,543.27      281.8       286.4   10.537      89.26



                                                       % by
                       Number of      Current        Current    Average       Total       Weighted   Weighted            Weighted
Remaining Amortization  Mortgage     Principal      Principal   Current      Monthly      Average     Average             Average
Term                     Loans        Balance        Balance    Balance      Payment      Rem Term   Orig Term    WAC       LTV
---------------------------------------------------------------------------------------------------------------------------------
0.50 -  30.49                  14       77,698.38      0.02    5,549.88       3,638.32       25.1       103.3   11.551      72.74
30.50 -  60.49                318    3,035,986.53      0.61    9,547.13      73,712.77       54.3        63.8   11.988      81.31
60.50 -  90.49                592    7,549,020.53      1.51   12,751.72     135,876.61       79.6        85.2   11.328      82.55
90.50 - 120.49              1,108   17,582,646.23      3.52   15,868.81     255,916.41      114.5       118.6   11.662      84.46
120.50 - 150.49               381    6,206,359.98      1.24   16,289.66      82,334.39      139.6       146.4   11.878      86.41
150.50 - 180.49             3,063   63,888,225.10     12.78   20,858.06     757,761.44      176.1       180.1   11.601      88.05
180.50 - 210.49                29      833,473.81      0.17   28,740.48       9,307.66      200.4       225.1   11.355      89.66
210.50 - 240.49             3,893  113,698,912.44     22.74   29,205.99   1,193,294.50      235.8       240.0   11.156      89.40
240.50 - 270.49                 9      408,455.82      0.08   45,383.98       4,103.74      261.6       319.0   10.919      91.80
270.50 - 300.49             1,349   49,337,275.89      9.87   36,573.22     467,590.79      295.3       300.3   10.487      90.26
300.50 - 360.49             5,268  237,381,839.19     47.48   45,061.09   2,057,006.64      355.4       360.0    9.799      90.05
---------------------------------------------------------------------------------------------------------------------------------
Total:                     16,024  499,999,893.90    100.00   31,203.19   5,040,543.27      281.8       286.4   10.537      89.26


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)




--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                 Average Life Sensitivity Tables (To Maturity)
                 ---------------------------------------------

Prepay Speed                 MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
Class A1 @ Price 100/00
Yield                          5.8518       5.8515       5.8513       5.8513       5.8512        5.851       5.8508
Average Life                      1.8          0.5          0.4          0.3          0.3          0.2          0.2
Mod Duration                      1.6          0.5          0.4          0.3          0.3          0.2          0.2
First Prin                   12/10/97     12/10/97     12/10/97     12/10/97     12/10/97     12/10/97     12/10/97
Last Prin                     3/10/01     11/10/98      8/10/98      7/10/98      6/10/98      5/10/98      4/10/98
Payment Window                     40           12            9            8            7            6            5

Class A2 @ Price 100/00
Yield                          6.2703       6.2702       6.2701       6.2701       6.2701         6.27       6.2699
Average Life                      5.3          1.7          1.3          1.1            1          0.8          0.7
Mod Duration                      4.4          1.5          1.2          1.1          0.9          0.8          0.7
First Prin                    3/10/01     11/10/98      8/10/98      7/10/98      6/10/98      5/10/98      4/10/98
Last Prin                    12/10/04      4/10/00      9/10/99      7/10/99      4/10/99      2/10/99     12/10/98
Payment Window                     46           18           14           13           11           10            9

Class A3 @ Price 100/00
Yield                          6.3216       6.3216       6.3215       6.3215       6.3215       6.3215       6.3214
Average Life                      8.5            3          2.3          2.1          1.8          1.5          1.3
Mod Duration                      6.4          2.7            2          1.9          1.7          1.4          1.2
First Prin                   12/10/04      4/10/00      9/10/99      7/10/99      4/10/99      2/10/99     12/10/98
Last Prin                    11/10/07      8/10/01      8/10/00      5/10/00      2/10/00      9/10/99      6/10/99
Payment Window                     36           17           12           11           11            8            7

Class A4 @ Price 100/00
Yield                          6.3935       6.3935       6.3934       6.3934       6.3934       6.3934       6.3934
Average Life                     11.5          4.5          3.4            3          2.7          2.2          1.9
Mod Duration                      7.9          3.8          2.9          2.7          2.4            2          1.7
First Prin                   11/10/07      8/10/01      8/10/00      5/10/00      2/10/00      9/10/99      6/10/99
Last Prin                    10/10/10      4/10/03     11/10/01      7/10/01      1/10/01      7/10/00      2/10/00
Payment Window                     36           21           16           15           12           11            9

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

             Average Life Sensitivity Tables (To Maturity) (cont.)
             -----------------------------------------------------

Prepay Speed                 MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
Class A5 @ Price 100/00
Yield                          6.5167       6.5167       6.5167       6.5167       6.5166       6.5166       6.5166
Average Life                     13.9          6.2          4.6            4          3.5          2.9          2.5
Mod Duration                      8.9          4.9          3.8          3.5            3          2.6          2.2
First Prin                   10/10/10      4/10/03     11/10/01      7/10/01      1/10/01      7/10/00      2/10/00
Last Prin                    12/10/12     11/10/04      2/10/03      6/10/02     10/10/01      2/10/01      8/10/00
Payment Window                     27           20           16           12           10            8            7

Class A6 @ Price 100/00
Yield                          6.5784       6.5783       6.5783       6.5783       6.5783       6.5783       6.5783
Average Life                     16.3          7.8          5.9          5.2          4.3          3.5            3
Mod Duration                      9.7          5.9          4.7          4.3          3.7            3          2.6
First Prin                   12/10/12     11/10/04      2/10/03      6/10/02     10/10/01      2/10/01      8/10/00
Last Prin                     4/10/15      7/10/06      6/10/04      9/10/03     10/10/02      9/10/01      2/10/01
Payment Window                     29           21           17           16           13            8            7

Class A7 @ Price 100/00
Yield                          6.8045       6.8045       6.8044       6.8044       6.8044       6.8044       6.8044
Average Life                       19         10.3          7.8            7            6          4.6          3.7
Mod Duration                     10.4          7.2          5.9          5.4          4.7          3.8          3.2
First Prin                    4/10/15      7/10/06      6/10/04      9/10/03     10/10/02      9/10/01      2/10/01
Last Prin                    10/10/18     11/10/09      2/10/07      2/10/06      1/10/05      6/10/03      4/10/02
Payment Window                     43           41           33           30           28           22           15

Class A8 @ Price 100/00
Yield                          6.9073       6.9073       6.9073       6.9073       6.9073       6.9073       6.9073
Average Life                     23.1           14         11.1           10          8.6          6.9          5.5
Mod Duration                     11.3          8.7          7.5            7          6.3          5.3          4.4
First Prin                   10/10/18     11/10/09      2/10/07      2/10/06      1/10/05      6/10/03      4/10/02
Last Prin                    12/10/22      4/10/14      1/10/11     11/10/09      5/10/08      4/10/06      9/10/04
Payment Window                     51           54           48           46           41           35           30

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

             Average Life Sensitivity Tables (To Maturity) (cont.)
             -----------------------------------------------------

Prepay Speed                 MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
Class A9 @ Price 100/00
Yield                          7.2573       7.2573       7.2573       7.2573       7.2573       7.2573       7.2573
Average Life                       27         21.1         17.8         16.5         14.8         12.4         10.4
Mod Duration                     11.6         10.5          9.6          9.3          8.7          7.8            7
First Prin                   12/10/22      4/10/14      1/10/11     11/10/09      5/10/08      4/10/06      9/10/04
Last Prin                     5/10/26      3/10/25      7/10/23      7/10/22     10/10/20      9/10/17      6/10/15
Payment Window                     42          132          151          153          150          138          130

Class IO @ Price 0/28
Yield                         21.0065      14.7159      11.4992      10.1986       8.2321       4.9121       1.5364
Average Life                     16.3          9.7          7.8          7.2          6.4          5.4          4.7
Mod Duration                      3.8          3.8          3.9          3.9          3.9          3.9            4
First Prin                   12/10/97     12/10/97     12/10/97     12/10/97     12/10/97     12/10/97     12/10/97
Last Prin                     8/10/26      8/10/26      8/10/26      8/10/26      8/10/26      8/10/26      8/10/26
Payment Window                    345          345          345          345          345          345          345

Class M @ Price 100/00
Yield                          6.9588       6.9587       6.9587       6.9587       6.9587       6.9587       6.9587
Average Life                     20.9         13.2         10.7         10.2          9.6          8.7            8
Mod Duration                     10.6            8          6.9          6.7          6.5          6.1          5.8
First Prin                    5/10/10      2/10/03     12/10/01     12/10/01     12/10/01     12/10/01     12/10/01
Last Prin                     5/10/26      3/10/25      7/10/23      7/10/22     10/10/20      9/10/17      6/10/15
Payment Window                    193          266          260          248          227          190          163

Class B1 @ Price 100/00
Yield                          7.2264       7.2264       7.2264       7.2264       7.2264       7.2264       7.2264
Average Life                       18          9.6          7.5          7.2          6.8          6.3            6
Mod Duration                      9.7          6.6          5.5          5.4          5.2          4.9          4.7
First Prin                    5/10/10      2/10/03     12/10/01     12/10/01     12/10/01     12/10/01     12/10/01
Last Prin                     2/10/22      1/10/13      3/10/10      7/10/09      8/10/08      7/10/07      8/10/06
Payment Window                    142          120          100           92           81           68           57

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                   Average Life Sensitivity Tables (To Call)
                   -----------------------------------------

Prepay Speed                 MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
Class A1 @ Price 100/00
Yield                          5.8518       5.8515       5.8513       5.8513       5.8512        5.851       5.8508
Average Life                      1.8          0.5          0.4          0.3          0.3          0.2          0.2
Mod Duration                      1.6          0.5          0.4          0.3          0.3          0.2          0.2
First Prin                   12/10/97     12/10/97     12/10/97     12/10/97     12/10/97     12/10/97     12/10/97
Last Prin                     3/10/01     11/10/98      8/10/98      7/10/98      6/10/98      5/10/98      4/10/98
Payment Window                     40           12            9            8            7            6            5

Class A2 @ Price 100/00
Yield                          6.2703       6.2702       6.2701       6.2701       6.2701         6.27       6.2699
Average Life                      5.3          1.7          1.3          1.1            1          0.8          0.7
Mod Duration                      4.4          1.5          1.2          1.1          0.9          0.8          0.7
First Prin                    3/10/01     11/10/98      8/10/98      7/10/98      6/10/98      5/10/98      4/10/98
Last Prin                    12/10/04      4/10/00      9/10/99      7/10/99      4/10/99      2/10/99     12/10/98
Payment Window                     46           18           14           13           11           10            9

Class A3 @ Price 100/00
Yield                          6.3216       6.3216       6.3215       6.3215       6.3215       6.3215       6.3214
Average Life                      8.5            3          2.3          2.1          1.8          1.5          1.3
Mod Duration                      6.4          2.7            2          1.9          1.7          1.4          1.2
First Prin                   12/10/04      4/10/00      9/10/99      7/10/99      4/10/99      2/10/99     12/10/98
Last Prin                    11/10/07      8/10/01      8/10/00      5/10/00      2/10/00      9/10/99      6/10/99
Payment Window                     36           17           12           11           11            8            7

Class A4 @ Price 100/00
Yield                          6.3935       6.3935       6.3934       6.3934       6.3934       6.3934       6.3934
Average Life                     11.5          4.5          3.4            3          2.7          2.2          1.9
Mod Duration                      7.9          3.8          2.9          2.7          2.4            2          1.7
First Prin                   11/10/07      8/10/01      8/10/00      5/10/00      2/10/00      9/10/99      6/10/99
Last Prin                    10/10/10      4/10/03     11/10/01      7/10/01      1/10/01      7/10/00      2/10/00
Payment Window                     36           21           16           15           12           11            9

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

               Average Life Sensitivity Tables (To Call) (cont.)
               -------------------------------------------------

Prepay Speed                 MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
Class A5 @ Price 100/00
Yield                          6.5167       6.5167       6.5167       6.5167       6.5166       6.5166       6.5166
Average Life                     13.9          6.2          4.6            4          3.5          2.9          2.5
Mod Duration                      8.9          4.9          3.8          3.5            3          2.6          2.2
First Prin                   10/10/10      4/10/03     11/10/01      7/10/01      1/10/01      7/10/00      2/10/00
Last Prin                    12/10/12     11/10/04      2/10/03      6/10/02     10/10/01      2/10/01      8/10/00
Payment Window                     27           20           16           12           10            8            7

Class A6 @ Price 100/00
Yield                          6.5784       6.5783       6.5783       6.5783       6.5783       6.5783       6.5783
Average Life                     16.3          7.8          5.9          5.2          4.3          3.5            3
Mod Duration                      9.7          5.9          4.7          4.3          3.7            3          2.6
First Prin                   12/10/12     11/10/04      2/10/03      6/10/02     10/10/01      2/10/01      8/10/00
Last Prin                     4/10/15      7/10/06      6/10/04      9/10/03     10/10/02      9/10/01      2/10/01
Payment Window                     29           21           17           16           13            8            7

Class A7 @ Price 100/00
Yield                          6.8045       6.8045       6.8044       6.8044       6.8044       6.8044       6.8044
Average Life                       19         10.3          7.8            7            6          4.6          3.7
Mod Duration                     10.4          7.2          5.9          5.4          4.7          3.8          3.2
First Prin                    4/10/15      7/10/06      6/10/04      9/10/03     10/10/02      9/10/01      2/10/01
Last Prin                    10/10/18     11/10/09      2/10/07      2/10/06      1/10/05      6/10/03      4/10/02
Payment Window                     43           41           33           30           28           22           15

Class A8 @ Price 100/00
Yield                          6.9073       6.9073       6.9073       6.9073       6.9073       6.9073       6.9073
Average Life                     23.1           14         11.1           10          8.6          6.9          5.5
Mod Duration                     11.3          8.7          7.5            7          6.3          5.3          4.4
First Prin                   10/10/18     11/10/09      2/10/07      2/10/06      1/10/05      6/10/03      4/10/02
Last Prin                    12/10/22      4/10/14      1/10/11     11/10/09      5/10/08      4/10/06      9/10/04
Payment Window                     51           54           48           46           41           35           30

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

               Average Life Sensitivity Tables (To Call) (cont.)
               -------------------------------------------------

Prepay Speed                 MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
Class A9 @ Price 100/00
Yield                          7.2573       7.2573       7.2573       7.2573       7.2573       7.2573       7.2573
Average Life                     26.7         19.5         16.1           15         13.3         11.1          9.4
Mod Duration                     11.5         10.2          9.2          8.9          8.3          7.4          6.6
First Prin                   12/10/22      4/10/14      1/10/11     11/10/09      5/10/08      4/10/06      9/10/04
Last Prin                     3/10/25      7/10/18      3/10/15      1/10/14      5/10/12      4/10/10      8/10/08
Payment Window                     28           52           51           51           49           49           48

Class IO @ Price 0/28
Yield                         21.0051      14.6316      11.2438       9.8285       7.6146       3.7571      -0.3735
Average Life                     16.2          9.3          7.4          6.8            6            5          4.3
Mod Duration                      3.8          3.8          3.7          3.7          3.7          3.6          3.5
First Prin                   12/10/97     12/10/97     12/10/97     12/10/97     12/10/97     12/10/97     12/10/97
Last Prin                     3/10/25      7/10/18      3/10/15      1/10/14      5/10/12      4/10/10      8/10/08
Payment Window                    328          248          208          194          174          149          129

Class M @ Price 100/00
Yield                          6.9588       6.9587       6.9587       6.9587       6.9587       6.9587       6.9587
Average Life                     20.8         12.7         10.3          9.7            9          8.1          7.4
Mod Duration                     10.5          7.9          6.8          6.6          6.3          5.9          5.5
First Prin                    5/10/10      2/10/03     12/10/01     12/10/01     12/10/01     12/10/01     12/10/01
Last Prin                     3/10/25      7/10/18      3/10/15      1/10/14      5/10/12      4/10/10      8/10/08
Payment Window                    179          186          160          146          126          101           81

Class B1 @ Price 100/00
Yield                          7.2264       7.2264       7.2264       7.2264       7.2264       7.2264       7.2264
Average Life                       18          9.6          7.5          7.2          6.8          6.3            6
Mod Duration                      9.7          6.6          5.5          5.4          5.2          4.9          4.7
First Prin                    5/10/10      2/10/03     12/10/01     12/10/01     12/10/01     12/10/01     12/10/01
Last Prin                     2/10/22      1/10/13      3/10/10      7/10/09      8/10/08      7/10/07      8/10/06
Payment Window                    142          120          100           92           81           68           57

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                 Pre-Tax Yields on the Class A-IO Certificates
                 ---------------------------------------------

Assumed Purchase Price       MHP 0.00    MHP 100.00    MHP 170.00    MHP 200.00    MHP 296.00    MHP 400.00
$4,402,776.84                    21.0%         14.6%          9.8%          7.6%         -0.1%         -9.5%


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                         Decrement Tables (To Maturity)
                         ------------------------------


Tranche A1

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97            100          100          100          100          100          100          100
   11/10/98             74            0            0            0            0            0            0
   11/10/99             44            0            0            0            0            0            0
   11/10/00             11            0            0            0            0            0            0
   11/10/01              0            0            0            0            0            0            0
   11/10/02              0            0            0            0            0            0            0
   11/10/03              0            0            0            0            0            0            0
   11/10/04              0            0            0            0            0            0            0
   11/10/05              0            0            0            0            0            0            0
   11/10/06              0            0            0            0            0            0            0
   11/10/07              0            0            0            0            0            0            0
   11/10/08              0            0            0            0            0            0            0
   11/10/09              0            0            0            0            0            0            0
   11/10/10              0            0            0            0            0            0            0
   11/10/11              0            0            0            0            0            0            0
   11/10/12              0            0            0            0            0            0            0
   11/10/13              0            0            0            0            0            0            0
   11/10/14              0            0            0            0            0            0            0
   11/10/15              0            0            0            0            0            0            0
   11/10/16              0            0            0            0            0            0            0
   11/10/17              0            0            0            0            0            0            0
   11/10/18              0            0            0            0            0            0            0
   11/10/19              0            0            0            0            0            0            0
   11/10/20              0            0            0            0            0            0            0
   11/10/21              0            0            0            0            0            0            0
   11/10/22              0            0            0            0            0            0            0
   11/10/23              0            0            0            0            0            0            0
   11/10/24              0            0            0            0            0            0            0
   11/10/25              0            0            0            0            0            0            0
   11/10/26              0            0            0            0            0            0            0
 Average Life          1.8          0.5          0.4          0.3          0.3          0.2          0.2

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche A2

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97            100          100          100          100          100          100          100
   11/10/98            100           97           73           64           49           26            2
   11/10/99            100           25            0            0            0            0            0
   11/10/00            100            0            0            0            0            0            0
   11/10/01             85            0            0            0            0            0            0
   11/10/02             60            0            0            0            0            0            0
   11/10/03             33            0            0            0            0            0            0
   11/10/04              2            0            0            0            0            0            0
   11/10/05              0            0            0            0            0            0            0
   11/10/06              0            0            0            0            0            0            0
   11/10/07              0            0            0            0            0            0            0
   11/10/08              0            0            0            0            0            0            0
   11/10/09              0            0            0            0            0            0            0
   11/10/10              0            0            0            0            0            0            0
   11/10/11              0            0            0            0            0            0            0
   11/10/12              0            0            0            0            0            0            0
   11/10/13              0            0            0            0            0            0            0
   11/10/14              0            0            0            0            0            0            0
   11/10/15              0            0            0            0            0            0            0
   11/10/16              0            0            0            0            0            0            0
   11/10/17              0            0            0            0            0            0            0
   11/10/18              0            0            0            0            0            0            0
   11/10/19              0            0            0            0            0            0            0
   11/10/20              0            0            0            0            0            0            0
   11/10/21              0            0            0            0            0            0            0
   11/10/22              0            0            0            0            0            0            0
   11/10/23              0            0            0            0            0            0            0
   11/10/24              0            0            0            0            0            0            0
   11/10/25              0            0            0            0            0            0            0
   11/10/26              0            0            0            0            0            0            0
 Average Life          5.3          1.7          1.3          1.1            1          0.8          0.7

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
--------------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                            Computational Materials
                                  (continued)

                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche A3

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97            100          100          100          100          100          100          100
   11/10/98            100          100          100          100          100          100          100
   11/10/99            100          100           75           54           23            0            0
   11/10/00            100           52            0            0            0            0            0
   11/10/01            100            0            0            0            0            0            0
   11/10/02            100            0            0            0            0            0            0
   11/10/03            100            0            0            0            0            0            0
   11/10/04            100            0            0            0            0            0            0
   11/10/05             65            0            0            0            0            0            0
   11/10/06             33            0            0            0            0            0            0
   11/10/07              0            0            0            0            0            0            0
   11/10/08              0            0            0            0            0            0            0
   11/10/09              0            0            0            0            0            0            0
   11/10/10              0            0            0            0            0            0            0
   11/10/11              0            0            0            0            0            0            0
   11/10/12              0            0            0            0            0            0            0
   11/10/13              0            0            0            0            0            0            0
   11/10/14              0            0            0            0            0            0            0
   11/10/15              0            0            0            0            0            0            0
   11/10/16              0            0            0            0            0            0            0
   11/10/17              0            0            0            0            0            0            0
   11/10/18              0            0            0            0            0            0            0
   11/10/19              0            0            0            0            0            0            0
   11/10/20              0            0            0            0            0            0            0
   11/10/21              0            0            0            0            0            0            0
   11/10/22              0            0            0            0            0            0            0
   11/10/23              0            0            0            0            0            0            0
   11/10/24              0            0            0            0            0            0            0
   11/10/25              0            0            0            0            0            0            0
   11/10/26              0            0            0            0            0            0            0
 Average Life          8.5            3          2.3          2.1          1.8          1.5          1.3

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                    Decrement Tables (To Maturity) (cont.)
                    --------------------------------------

Tranche A4

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100           76           32
   11/10/00          100          100           78           52           14            0            0
   11/10/01          100           81            0            0            0            0            0
   11/10/02          100           19            0            0            0            0            0
   11/10/03          100            0            0            0            0            0            0
   11/10/04          100            0            0            0            0            0            0
   11/10/05          100            0            0            0            0            0            0
   11/10/06          100            0            0            0            0            0            0
   11/10/07          100            0            0            0            0            0            0
   11/10/08           67            0            0            0            0            0            0
   11/10/09           30            0            0            0            0            0            0
   11/10/10            0            0            0            0            0            0            0
   11/10/11            0            0            0            0            0            0            0
   11/10/12            0            0            0            0            0            0            0
   11/10/13            0            0            0            0            0            0            0
   11/10/14            0            0            0            0            0            0            0
   11/10/15            0            0            0            0            0            0            0
   11/10/16            0            0            0            0            0            0            0
   11/10/17            0            0            0            0            0            0            0
   11/10/18            0            0            0            0            0            0            0
   11/10/19            0            0            0            0            0            0            0
   11/10/20            0            0            0            0            0            0            0
   11/10/21            0            0            0            0            0            0            0
   11/10/22            0            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life       11.5          4.5          3.4            3          2.7          2.2          1.9

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)


                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche A5

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100          100          100
   11/10/00          100          100          100          100          100           31            0
   11/10/01          100          100           96           48            0            0            0
   11/10/02          100          100           15            0            0            0            0
   11/10/03          100           60            0            0            0            0            0
   11/10/04          100            0            0            0            0            0            0
   11/10/05          100            0            0            0            0            0            0
   11/10/06          100            0            0            0            0            0            0
   11/10/07          100            0            0            0            0            0            0
   11/10/08          100            0            0            0            0            0            0
   11/10/09          100            0            0            0            0            0            0
   11/10/10           93            0            0            0            0            0            0
   11/10/11           42            0            0            0            0            0            0
   11/10/12            1            0            0            0            0            0            0
   11/10/13            0            0            0            0            0            0            0
   11/10/14            0            0            0            0            0            0            0
   11/10/15            0            0            0            0            0            0            0
   11/10/16            0            0            0            0            0            0            0
   11/10/17            0            0            0            0            0            0            0
   11/10/18            0            0            0            0            0            0            0
   11/10/19            0            0            0            0            0            0            0
   11/10/20            0            0            0            0            0            0            0
   11/10/21            0            0            0            0            0            0            0
   11/10/22            0            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life       13.9          6.2          4.6            4          3.5          2.9          2.5

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche A6

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97        100          100          100          100          100          100          100
   11/10/98        100          100          100          100          100          100          100
   11/10/99        100          100          100          100          100          100          100
   11/10/00        100          100          100          100          100          100           43
   11/10/01        100          100          100          100           80            0            0
   11/10/02        100          100          100           64            0            0            0
   11/10/03        100          100           39            0            0            0            0
   11/10/04        100           97            0            0            0            0            0
   11/10/05        100           35            0            0            0            0            0
   11/10/06        100            0            0            0            0            0            0
   11/10/07        100            0            0            0            0            0            0
   11/10/08        100            0            0            0            0            0            0
   11/10/09        100            0            0            0            0            0            0
   11/10/10        100            0            0            0            0            0            0
   11/10/11        100            0            0            0            0            0            0
   11/10/12        100            0            0            0            0            0            0
   11/10/13         61            0            0            0            0            0            0
   11/10/14         17            0            0            0            0            0            0
   11/10/15          0            0            0            0            0            0            0
   11/10/16          0            0            0            0            0            0            0
   11/10/17          0            0            0            0            0            0            0
   11/10/18          0            0            0            0            0            0            0
   11/10/19          0            0            0            0            0            0            0
   11/10/20          0            0            0            0            0            0            0
   11/10/21          0            0            0            0            0            0            0
   11/10/22          0            0            0            0            0            0            0
   11/10/23          0            0            0            0            0            0            0
   11/10/24          0            0            0            0            0            0            0
   11/10/25          0            0            0            0            0            0            0
   11/10/26          0            0            0            0            0            0            0
 Average Life     16.3          7.8          5.9          5.2          4.3          3.5            3

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche A7

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100          100          100
   11/10/00          100          100          100          100          100          100          100
   11/10/01          100          100          100          100          100           82           20
   11/10/02          100          100          100          100           95           27            0
   11/10/03          100          100          100           92           46            0            0
   11/10/04          100          100           81           48            4            0            0
   11/10/05          100          100           41            9            0            0            0
   11/10/06          100           89            7            0            0            0            0
   11/10/07          100           58            0            0            0            0            0
   11/10/08          100           28            0            0            0            0            0
   11/10/09          100            0            0            0            0            0            0
   11/10/10          100            0            0            0            0            0            0
   11/10/11          100            0            0            0            0            0            0
   11/10/12          100            0            0            0            0            0            0
   11/10/13          100            0            0            0            0            0            0
   11/10/14          100            0            0            0            0            0            0
   11/10/15           80            0            0            0            0            0            0
   11/10/16           46            0            0            0            0            0            0
   11/10/17           17            0            0            0            0            0            0
   11/10/18            0            0            0            0            0            0            0
   11/10/19            0            0            0            0            0            0            0
   11/10/20            0            0            0            0            0            0            0
   11/10/21            0            0            0            0            0            0            0
   11/10/22            0            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life         19         10.3          7.8            7            6          4.6          3.7

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche A8

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100          100          100
   11/10/00          100          100          100          100          100          100          100
   11/10/01          100          100          100          100          100          100          100
   11/10/02          100          100          100          100          100          100           69
   11/10/03          100          100          100          100          100           81           28
   11/10/04          100          100          100          100          100           43            0
   11/10/05          100          100          100          100           67           11            0
   11/10/06          100          100          100           77           37            0            0
   11/10/07          100          100           77           48           11            0            0
   11/10/08          100          100           50           23            0            0            0
   11/10/09          100           99           25            0            0            0            0
   11/10/10          100           72            2            0            0            0            0
   11/10/11          100           46            0            0            0            0            0
   11/10/12          100           25            0            0            0            0            0
   11/10/13          100            7            0            0            0            0            0
   11/10/14          100            0            0            0            0            0            0
   11/10/15          100            0            0            0            0            0            0
   11/10/16          100            0            0            0            0            0            0
   11/10/17          100            0            0            0            0            0            0
   11/10/18           98            0            0            0            0            0            0
   11/10/19           78            0            0            0            0            0            0
   11/10/20           55            0            0            0            0            0            0
   11/10/21           29            0            0            0            0            0            0
   11/10/22            1            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life       23.1           14         11.1           10          8.6          6.9          5.5

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche A9

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97         100          100          100          100          100          100          100
   11/10/98         100          100          100          100          100          100          100
   11/10/99         100          100          100          100          100          100          100
   11/10/00         100          100          100          100          100          100          100
   11/10/01         100          100          100          100          100          100          100
   11/10/02         100          100          100          100          100          100          100
   11/10/03         100          100          100          100          100          100          100
   11/10/04         100          100          100          100          100          100           96
   11/10/05         100          100          100          100          100          100           75
   11/10/06         100          100          100          100          100           89           60
   11/10/07         100          100          100          100          100           73           47
   11/10/08         100          100          100          100           91           59           37
   11/10/09         100          100          100          100           76           48           29
   11/10/10         100          100          100           84           63           38           20
   11/10/11         100          100           86           70           51           28           13
   11/10/12         100          100           73           59           42           21            8
   11/10/13         100          100           63           50           33           15            4
   11/10/14         100           91           53           40           25           10            1
   11/10/15         100           78           42           31           19            6            0
   11/10/16         100           66           33           23           13            2            0
   11/10/17         100           56           25           17            8            0            0
   11/10/18         100           47           19           12            5            0            0
   11/10/19         100           39           14            8            2            0            0
   11/10/20         100           31           10            5            0            0            0
   11/10/21         100           24            6            2            0            0            0
   11/10/22         100           16            2            0            0            0            0
   11/10/23          78            9            0            0            0            0            0
   11/10/24          51            2            0            0            0            0            0
   11/10/25          18            0            0            0            0            0            0
   11/10/26           0            0            0            0            0            0            0
 Average Life        27         21.1         17.8         16.5         14.8         12.4         10.4

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche M

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100          100          100
   11/10/00          100          100          100          100          100          100          100
   11/10/01          100          100          100          100          100          100          100
   11/10/02          100          100           89           87           86           83           80
   11/10/03          100           93           78           76           73           68           64
   11/10/04          100           84           69           66           62           56           50
   11/10/05          100           76           60           57           53           46           40
   11/10/06          100           69           53           49           45           37           31
   11/10/07          100           62           46           43           38           31           25
   11/10/08          100           56           40           37           32           25           19
   11/10/09          100           50           35           31           27           20           15
   11/10/10           96           44           30           26           22           16           11
   11/10/11           89           38           25           22           18           12            7
   11/10/12           84           34           21           18           15            9            4
   11/10/13           79           30           18           16           12            6            2
   11/10/14           73           26           15           12            9            4            1
   11/10/15           66           22           12           10            6            2            0
   11/10/16           59           19            9            7            4            1            0
   11/10/17           53           16            7            5            3            0            0
   11/10/18           49           13            6            4            2            0            0
   11/10/19           45           11            4            3            1            0            0
   11/10/20           40            9            3            2            0            0            0
   11/10/21           34            7            2            1            0            0            0
   11/10/22           28            5            1            0            0            0            0
   11/10/23           22            3            0            0            0            0            0
   11/10/24           14            1            0            0            0            0            0
   11/10/25            5            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life       20.9         13.2         10.7         10.2          9.6          8.7            8

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                     Decrement Tables (To Maturity) (cont.)
                     --------------------------------------

Tranche B1

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100          100          100
   11/10/00          100          100          100          100          100          100          100
   11/10/01          100          100          100          100          100          100          100
   11/10/02          100          100           83           81           79           74           70
   11/10/03          100           89           67           64           60           52           45
   11/10/04          100           76           53           49           43           34           25
   11/10/05          100           64           40           35           29           19            9
   11/10/06          100           53           29           24           17            6            0
   11/10/07          100           43           19           14            7            0            0
   11/10/08          100           34           10            5            0            0            0
   11/10/09          100           25            2            0            0            0            0
   11/10/10           94           16            0            0            0            0            0
   11/10/11           84            8            0            0            0            0            0
   11/10/12           76            1            0            0            0            0            0
   11/10/13           68            0            0            0            0            0            0
   11/10/14           59            0            0            0            0            0            0
   11/10/15           50            0            0            0            0            0            0
   11/10/16           39            0            0            0            0            0            0
   11/10/17           30            0            0            0            0            0            0
   11/10/18           24            0            0            0            0            0            0
   11/10/19           17            0            0            0            0            0            0
   11/10/20           10            0            0            0            0            0            0
   11/10/21            2            0            0            0            0            0            0
   11/10/22            0            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life         18          9.6          7.5          7.2          6.8          6.3            6

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                           Decrement Tables (To Call)
                           --------------------------

Tranche A1

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98           74            0            0            0            0            0            0
   11/10/99           44            0            0            0            0            0            0
   11/10/00           11            0            0            0            0            0            0
   11/10/01            0            0            0            0            0            0            0
   11/10/02            0            0            0            0            0            0            0
   11/10/03            0            0            0            0            0            0            0
   11/10/04            0            0            0            0            0            0            0
   11/10/05            0            0            0            0            0            0            0
   11/10/06            0            0            0            0            0            0            0
   11/10/07            0            0            0            0            0            0            0
   11/10/08            0            0            0            0            0            0            0
   11/10/09            0            0            0            0            0            0            0
   11/10/10            0            0            0            0            0            0            0
   11/10/11            0            0            0            0            0            0            0
   11/10/12            0            0            0            0            0            0            0
   11/10/13            0            0            0            0            0            0            0
   11/10/14            0            0            0            0            0            0            0
   11/10/15            0            0            0            0            0            0            0
   11/10/16            0            0            0            0            0            0            0
   11/10/17            0            0            0            0            0            0            0
   11/10/18            0            0            0            0            0            0            0
   11/10/19            0            0            0            0            0            0            0
   11/10/20            0            0            0            0            0            0            0
   11/10/21            0            0            0            0            0            0            0
   11/10/22            0            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life        1.8          0.5          0.4          0.3          0.3          0.2          0.2

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche A2

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97         100          100          100          100          100          100          100
   11/10/98         100           97           73           64           49           26            2
   11/10/99         100           25            0            0            0            0            0
   11/10/00         100            0            0            0            0            0            0
   11/10/01          85            0            0            0            0            0            0
   11/10/02          60            0            0            0            0            0            0
   11/10/03          33            0            0            0            0            0            0
   11/10/04           2            0            0            0            0            0            0
   11/10/05           0            0            0            0            0            0            0
   11/10/06           0            0            0            0            0            0            0
   11/10/07           0            0            0            0            0            0            0
   11/10/08           0            0            0            0            0            0            0
   11/10/09           0            0            0            0            0            0            0
   11/10/10           0            0            0            0            0            0            0
   11/10/11           0            0            0            0            0            0            0
   11/10/12           0            0            0            0            0            0            0
   11/10/13           0            0            0            0            0            0            0
   11/10/14           0            0            0            0            0            0            0
   11/10/15           0            0            0            0            0            0            0
   11/10/16           0            0            0            0            0            0            0
   11/10/17           0            0            0            0            0            0            0
   11/10/18           0            0            0            0            0            0            0
   11/10/19           0            0            0            0            0            0            0
   11/10/20           0            0            0            0            0            0            0
   11/10/21           0            0            0            0            0            0            0
   11/10/22           0            0            0            0            0            0            0
   11/10/23           0            0            0            0            0            0            0
   11/10/24           0            0            0            0            0            0            0
   11/10/25           0            0            0            0            0            0            0
   11/10/26           0            0            0            0            0            0            0
 Average Life       5.3          1.7          1.3          1.1            1          0.8          0.7

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche A3

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100           75           54           23            0            0
   11/10/00          100           52            0            0            0            0            0
   11/10/01          100            0            0            0            0            0            0
   11/10/02          100            0            0            0            0            0            0
   11/10/03          100            0            0            0            0            0            0
   11/10/04          100            0            0            0            0            0            0
   11/10/05           65            0            0            0            0            0            0
   11/10/06           33            0            0            0            0            0            0
   11/10/07            0            0            0            0            0            0            0
   11/10/08            0            0            0            0            0            0            0
   11/10/09            0            0            0            0            0            0            0
   11/10/10            0            0            0            0            0            0            0
   11/10/11            0            0            0            0            0            0            0
   11/10/12            0            0            0            0            0            0            0
   11/10/13            0            0            0            0            0            0            0
   11/10/14            0            0            0            0            0            0            0
   11/10/15            0            0            0            0            0            0            0
   11/10/16            0            0            0            0            0            0            0
   11/10/17            0            0            0            0            0            0            0
   11/10/18            0            0            0            0            0            0            0
   11/10/19            0            0            0            0            0            0            0
   11/10/20            0            0            0            0            0            0            0
   11/10/21            0            0            0            0            0            0            0
   11/10/22            0            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life        8.5            3          2.3          2.1          1.8          1.5          1.3

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche A4

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100           76           32
   11/10/00          100          100           78           52           14            0            0
   11/10/01          100           81            0            0            0            0            0
   11/10/02          100           19            0            0            0            0            0
   11/10/03          100            0            0            0            0            0            0
   11/10/04          100            0            0            0            0            0            0
   11/10/05          100            0            0            0            0            0            0
   11/10/06          100            0            0            0            0            0            0
   11/10/07          100            0            0            0            0            0            0
   11/10/08           67            0            0            0            0            0            0
   11/10/09           30            0            0            0            0            0            0
   11/10/10            0            0            0            0            0            0            0
   11/10/11            0            0            0            0            0            0            0
   11/10/12            0            0            0            0            0            0            0
   11/10/13            0            0            0            0            0            0            0
   11/10/14            0            0            0            0            0            0            0
   11/10/15            0            0            0            0            0            0            0
   11/10/16            0            0            0            0            0            0            0
   11/10/17            0            0            0            0            0            0            0
   11/10/18            0            0            0            0            0            0            0
   11/10/19            0            0            0            0            0            0            0
   11/10/20            0            0            0            0            0            0            0
   11/10/21            0            0            0            0            0            0            0
   11/10/22            0            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life       11.5          4.5          3.4            3          2.7          2.2          1.9

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
       -----------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche A5

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97         100          100          100          100          100          100          100
   11/10/98         100          100          100          100          100          100          100
   11/10/99         100          100          100          100          100          100          100
   11/10/00         100          100          100          100          100           31            0
   11/10/01         100          100           96           48            0            0            0
   11/10/02         100          100           15            0            0            0            0
   11/10/03         100           60            0            0            0            0            0
   11/10/04         100            0            0            0            0            0            0
   11/10/05         100            0            0            0            0            0            0
   11/10/06         100            0            0            0            0            0            0
   11/10/07         100            0            0            0            0            0            0
   11/10/08         100            0            0            0            0            0            0
   11/10/09         100            0            0            0            0            0            0
   11/10/10          93            0            0            0            0            0            0
   11/10/11          42            0            0            0            0            0            0
   11/10/12           1            0            0            0            0            0            0
   11/10/13           0            0            0            0            0            0            0
   11/10/14           0            0            0            0            0            0            0
   11/10/15           0            0            0            0            0            0            0
   11/10/16           0            0            0            0            0            0            0
   11/10/17           0            0            0            0            0            0            0
   11/10/18           0            0            0            0            0            0            0
   11/10/19           0            0            0            0            0            0            0
   11/10/20           0            0            0            0            0            0            0
   11/10/21           0            0            0            0            0            0            0
   11/10/22           0            0            0            0            0            0            0
   11/10/23           0            0            0            0            0            0            0
   11/10/24           0            0            0            0            0            0            0
   11/10/25           0            0            0            0            0            0            0
   11/10/26           0            0            0            0            0            0            0
 Average Life      13.9          6.2          4.6            4          3.5          2.9          2.5

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche A6

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97         100          100          100          100          100          100          100
   11/10/98         100          100          100          100          100          100          100
   11/10/99         100          100          100          100          100          100          100
   11/10/00         100          100          100          100          100          100           43
   11/10/01         100          100          100          100           80            0            0
   11/10/02         100          100          100           64            0            0            0
   11/10/03         100          100           39            0            0            0            0
   11/10/04         100           97            0            0            0            0            0
   11/10/05         100           35            0            0            0            0            0
   11/10/06         100            0            0            0            0            0            0
   11/10/07         100            0            0            0            0            0            0
   11/10/08         100            0            0            0            0            0            0
   11/10/09         100            0            0            0            0            0            0
   11/10/10         100            0            0            0            0            0            0
   11/10/11         100            0            0            0            0            0            0
   11/10/12         100            0            0            0            0            0            0
   11/10/13          61            0            0            0            0            0            0
   11/10/14          17            0            0            0            0            0            0
   11/10/15           0            0            0            0            0            0            0
   11/10/16           0            0            0            0            0            0            0
   11/10/17           0            0            0            0            0            0            0
   11/10/18           0            0            0            0            0            0            0
   11/10/19           0            0            0            0            0            0            0
   11/10/20           0            0            0            0            0            0            0
   11/10/21           0            0            0            0            0            0            0
   11/10/22           0            0            0            0            0            0            0
   11/10/23           0            0            0            0            0            0            0
   11/10/24           0            0            0            0            0            0            0
   11/10/25           0            0            0            0            0            0            0
   11/10/26           0            0            0            0            0            0            0
 Average Life      16.3          7.8          5.9          5.2          4.3          3.5            3

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche A7

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97         100          100          100          100          100          100          100
   11/10/98         100          100          100          100          100          100          100
   11/10/99         100          100          100          100          100          100          100
   11/10/00         100          100          100          100          100          100          100
   11/10/01         100          100          100          100          100           82           20
   11/10/02         100          100          100          100           95           27            0
   11/10/03         100          100          100           92           46            0            0
   11/10/04         100          100           81           48            4            0            0
   11/10/05         100          100           41            9            0            0            0
   11/10/06         100           89            7            0            0            0            0
   11/10/07         100           58            0            0            0            0            0
   11/10/08         100           28            0            0            0            0            0
   11/10/09         100            0            0            0            0            0            0
   11/10/10         100            0            0            0            0            0            0
   11/10/11         100            0            0            0            0            0            0
   11/10/12         100            0            0            0            0            0            0
   11/10/13         100            0            0            0            0            0            0
   11/10/14         100            0            0            0            0            0            0
   11/10/15          80            0            0            0            0            0            0
   11/10/16          46            0            0            0            0            0            0
   11/10/17          17            0            0            0            0            0            0
   11/10/18           0            0            0            0            0            0            0
   11/10/19           0            0            0            0            0            0            0
   11/10/20           0            0            0            0            0            0            0
   11/10/21           0            0            0            0            0            0            0
   11/10/22           0            0            0            0            0            0            0
   11/10/23           0            0            0            0            0            0            0
   11/10/24           0            0            0            0            0            0            0
   11/10/25           0            0            0            0            0            0            0
   11/10/26           0            0            0            0            0            0            0
 Average Life        19         10.3          7.8            7            6          4.6          3.7

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche A8

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97         100          100          100          100          100          100          100
   11/10/98         100          100          100          100          100          100          100
   11/10/99         100          100          100          100          100          100          100
   11/10/00         100          100          100          100          100          100          100
   11/10/01         100          100          100          100          100          100          100
   11/10/02         100          100          100          100          100          100           69
   11/10/03         100          100          100          100          100           81           28
   11/10/04         100          100          100          100          100           43            0
   11/10/05         100          100          100          100           67           11            0
   11/10/06         100          100          100           77           37            0            0
   11/10/07         100          100           77           48           11            0            0
   11/10/08         100          100           50           23            0            0            0
   11/10/09         100           99           25            0            0            0            0
   11/10/10         100           72            2            0            0            0            0
   11/10/11         100           46            0            0            0            0            0
   11/10/12         100           25            0            0            0            0            0
   11/10/13         100            7            0            0            0            0            0
   11/10/14         100            0            0            0            0            0            0
   11/10/15         100            0            0            0            0            0            0
   11/10/16         100            0            0            0            0            0            0
   11/10/17         100            0            0            0            0            0            0
   11/10/18          98            0            0            0            0            0            0
   11/10/19          78            0            0            0            0            0            0
   11/10/20          55            0            0            0            0            0            0
   11/10/21          29            0            0            0            0            0            0
   11/10/22           1            0            0            0            0            0            0
   11/10/23           0            0            0            0            0            0            0
   11/10/24           0            0            0            0            0            0            0
   11/10/25           0            0            0            0            0            0            0
   11/10/26           0            0            0            0            0            0            0
 Average Life      23.1           14         11.1           10          8.6          6.9          5.5

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche A9

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100          100          100
   11/10/00          100          100          100          100          100          100          100
   11/10/01          100          100          100          100          100          100          100
   11/10/02          100          100          100          100          100          100          100
   11/10/03          100          100          100          100          100          100          100
   11/10/04          100          100          100          100          100          100           96
   11/10/05          100          100          100          100          100          100           75
   11/10/06          100          100          100          100          100           89           60
   11/10/07          100          100          100          100          100           73           47
   11/10/08          100          100          100          100           91           59            0
   11/10/09          100          100          100          100           76           48            0
   11/10/10          100          100          100           84           63            0            0
   11/10/11          100          100           86           70           51            0            0
   11/10/12          100          100           73           59            0            0            0
   11/10/13          100          100           63           50            0            0            0
   11/10/14          100           91           53            0            0            0            0
   11/10/15          100           78            0            0            0            0            0
   11/10/16          100           66            0            0            0            0            0
   11/10/17          100           56            0            0            0            0            0
   11/10/18          100            0            0            0            0            0            0
   11/10/19          100            0            0            0            0            0            0
   11/10/20          100            0            0            0            0            0            0
   11/10/21          100            0            0            0            0            0            0
   11/10/22          100            0            0            0            0            0            0
   11/10/23           78            0            0            0            0            0            0
   11/10/24           51            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life       26.7         19.5         16.1           15         13.3         11.1          9.4

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche M

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97         100          100          100          100          100          100          100
   11/10/98         100          100          100          100          100          100          100
   11/10/99         100          100          100          100          100          100          100
   11/10/00         100          100          100          100          100          100          100
   11/10/01         100          100          100          100          100          100          100
   11/10/02         100          100           89           87           86           83           80
   11/10/03         100           93           78           76           73           68           64
   11/10/04         100           84           69           66           62           56           50
   11/10/05         100           76           60           57           53           46           40
   11/10/06         100           69           53           49           45           37           31
   11/10/07         100           62           46           43           38           31           25
   11/10/08         100           56           40           37           32           25            0
   11/10/09         100           50           35           31           27           20            0
   11/10/10          96           44           30           26           22            0            0
   11/10/11          89           38           25           22           18            0            0
   11/10/12          84           34           21           18            0            0            0
   11/10/13          79           30           18           16            0            0            0
   11/10/14          73           26           15            0            0            0            0
   11/10/15          66           22            0            0            0            0            0
   11/10/16          59           19            0            0            0            0            0
   11/10/17          53           16            0            0            0            0            0
   11/10/18          49            0            0            0            0            0            0
   11/10/19          45            0            0            0            0            0            0
   11/10/20          40            0            0            0            0            0            0
   11/10/21          34            0            0            0            0            0            0
   11/10/22          28            0            0            0            0            0            0
   11/10/23          22            0            0            0            0            0            0
   11/10/24          14            0            0            0            0            0            0
   11/10/25           0            0            0            0            0            0            0
   11/10/26           0            0            0            0            0            0            0
 Average Life      20.8         12.7         10.3          9.7            9          8.1          7.4

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

                       Decrement Tables (To Call) (cont.)
                       ----------------------------------

Tranche B1

Prepay            MHP 0.00   MHP 100.00   MHP 150.00   MHP 170.00   MHP 200.00   MHP 250.00   MHP 300.00
   11/10/97          100          100          100          100          100          100          100
   11/10/98          100          100          100          100          100          100          100
   11/10/99          100          100          100          100          100          100          100
   11/10/00          100          100          100          100          100          100          100
   11/10/01          100          100          100          100          100          100          100
   11/10/02          100          100           83           81           79           74           70
   11/10/03          100           89           67           64           60           52           45
   11/10/04          100           76           53           49           43           34           25
   11/10/05          100           64           40           35           29           19            9
   11/10/06          100           53           29           24           17            6            0
   11/10/07          100           43           19           14            7            0            0
   11/10/08          100           34           10            5            0            0            0
   11/10/09          100           25            2            0            0            0            0
   11/10/10           94           16            0            0            0            0            0
   11/10/11           84            8            0            0            0            0            0
   11/10/12           76            1            0            0            0            0            0
   11/10/13           68            0            0            0            0            0            0
   11/10/14           59            0            0            0            0            0            0
   11/10/15           50            0            0            0            0            0            0
   11/10/16           39            0            0            0            0            0            0
   11/10/17           30            0            0            0            0            0            0
   11/10/18           24            0            0            0            0            0            0
   11/10/19           17            0            0            0            0            0            0
   11/10/20           10            0            0            0            0            0            0
   11/10/21            2            0            0            0            0            0            0
   11/10/22            0            0            0            0            0            0            0
   11/10/23            0            0            0            0            0            0            0
   11/10/24            0            0            0            0            0            0            0
   11/10/25            0            0            0            0            0            0            0
   11/10/26            0            0            0            0            0            0            0
 Average Life         18          9.6          7.5          7.2          6.8          6.3            6

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1997-2.


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

The defined terms used and not otherwise defined in the attached BankAmerica Manufactured Housing Contract Trust II, Series 1997-2 Computational Materials for Classes A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-IO, M, B-1, and B-2
Certificates of such Series 1997-2, shall have the meanings ascribed to them, as follows:

"CPR" a constant prepayment rate, is utilized to project prepayments, and is the rate at which, on an annual basis, the outstanding principal balance of contracts declines due to liquidations, unscheduled principal payments and repurchases.

"MHP" is known as the Manufactured Housing Prepayment curve and is the prepayment pricing convention for manufactured housing contracts. The basic curve is 100% MHP and equates to a ramped CPR which starts at 3.7% CPR in the first month after origination and rises 0.1% CPR monthly to 6.0% CPR in month 24, and remains at 6.0% CPR beyond month 24. 170% MHP represents the factor by which each monthly CPR is multiplied in order to arrive at the monthly CPR speed for a given pool. For example, the CPR rate in month 1 assuming 170% MHP is 3.7% x 170% = 6.29% CPR, increasing by 0.17% CPR each month until the 24th month when it reaches 10.2% CPR. The CPR rate in month 1 assuming 200% MHP is 3.7% x 200% = 7.40% CPR, increasing by 0.20% CPR each month until the 24th month when it reaches 12.0% CPR.

"PRICE" are "flat prices" and are quoted as a percentage of par, with fractions expressed in 32nds.

"AVG LIFE" (Weighted Average Life) refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is expected to be repaid to the investor. The weighted average life of a Certificate is determined by (i) multiplying the amount of each cash distribution in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the sum of the principal cash flow (which equals the initial principal balance in a scenario in the absence of losses) of such certificate.

"FIRST PRIN" is the first distribution date on which an investor is expected to receive the initial distribution of principal.

"LAST PRIN" is the maturity date on which an investor is expected to receive the final distribution of principal.

"MOD DURATION" (Modified Duration), is computed by calculating Macaulay Duration and dividing the result by (1+ one half the yield to maturity). Modified Duration can be used to approximate the price volatility of a bond. For example, for a 100-basis point change in yield, a certificate with a Modified Duration of 6 would theoretically have its price change by approximately 6%. Macaulay Duration is a measure of the weighted average term-to-maturity of a bond's cash flows. The weights in this weighted average are the present value of each cash flow as a percent of all the bond's cash flows. The weights in this weighted average are the percent of all the bond's cash flows (i.e., the weights are the present value of each cash flow as a percent of the bond's price).


-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
  -----------------------------------------------------------------------------
          Senior/Subordinate Pass-Through Certificates, Series 1997-2
                             Computation Materials
                                  (continued)

"WAM" (Weighted Average Maturity) is calculated as a weighted average of the remaining term to maturity of a pool's underlying manufactured home contracts, using the balance of each manufactured home contract as the weighting factor.

"PAYMENT WINDOW" is the range, in months, during which the security is expected to receive principal distributions.

"EXCESS INTEREST" is the amount of interest collected on nondefaulted contracts during a collection period which exceeds the interest distribution due to the holders of the Certificates and the Monthly Servicing Fee for the related distribution date.

"FACTOR" is the fraction of principal outstanding as of the closing date.

"SCHEDULED FINAL MATURITY" is the final scheduled distribution date for certificateholders. The final scheduled distribution dates for the Class A-9, M, and B-2 were determined by adding six months to the latest possible maturing contract. The final scheduled distribution dates for Class A-1 through A-8, and Class B-1 were determined based on the assumption that there are no prepayments, the Servicer does not exercise its optional termination right and the Contracts are not sold in an auction sale.

"LAND-HOME CONTRACT OR LAND-IN-LIEU CONTRACT" is a contract secured by either first mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.